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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (date of earliest event reported): April 2, 1999 (same)



                            FLOWERS INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

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
                  GEORGIA                                   1-9787                            58-0244940
(State or other jurisdiction of incorporation)      (Commission File Number)       (IRS Employer Identification No.)

1919 FLOWERS CIRCLE
THOMASVILLE, GEORGIA                                                                             31757
(Address of principal executive offices)                                                       (Zip Code)
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Registrant's telephone number, including area code:  (912) 226-9110

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         (Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS.

                  On March 19, 1999, the Board of Directors of Flowers Industries, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.625 per share (the "Common Shares"), of the Company outstanding at the close of business on April 2, 1999 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of April 2, 1999 (the "Rights Agreement"), between the Company and First Union National Bank, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered by the Company after the Record Date will be entitled to and accompanied by Rights.

                  The Rights Agreement replaces the Company's original rights agreement (the "Original Rights Agreement") which expired on April 2, 1999. Under the Rights Agreement, the Rights generally will become exercisable and allow the holder to acquire common stock at a discounted price if a person or group acquires 15 percent or more of the outstanding Common Shares. Under the Original Rights Agreement, the Rights became exercisable if a person or group acquired 10 percent or more of the outstanding Common Shares. The Rights Agreement includes an exchange option, whereby after the Rights become exercisable, the Board of Directors of the Company may, at its option, effect an exchange of part or all of the Rights (other than Rights that have been voided) for Common Shares at a ratio of one Common Share for one Right, subject to adjustment in certain circumstances. The Original Rights Agreement did not include an exchange option.

                  The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired: Not applicable

         (b)      Pro Forma Financial Information:  Not applicable

         (c)      Exhibits:

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

                  Exhibit
                  Number            Exhibit
                  ------            -------

                  4                 Rights Agreement (including a Form of Amended and Restated
                                    Certificate of Designation of Series A Junior Participating
                                    Preferred Stock as Exhibit A thereto, a Form of Right Certificate as
                                    Exhibit B thereto and a Summary of Rights to Purchase Preferred
                                    Stock as Exhibit C thereto)

                  99                Press Release, dated March 19, 1999
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             FLOWERS INDUSTRIES, INC.



                                             By: /s/ G. Anthony Campbell
                                                ------------------------------
                                                 G. Anthony Campbell,
                                                 General Counsel and Secretary


Dated: April 2, 1999


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                               INDEX TO EXHIBITS


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

           Exhibit
           Number       Exhibit
           ------       -------

            4           Rights Agreement (including a Form of Amended and Restated Certificate
                        Certificate of Designation of Series A Junior Participating Preferred Stock
                        as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto, and a
                        Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)
           99           Press Release, dated March 19, 1999

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